UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2019

Commission File Number: 000-55843

Techpoint, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	80-0806545
( State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2550 N. First Street, #550

San Jose, CA 95131 USA

(408) 324-0588

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Japanese Depositary Shares, each representing one Common Stock Share, Par Value $0.0001 Per Share	M-6697	Tokyo Stock Exchange (Mothers Market)

Item 7.01 Regulation FD Disclosure.

On May 10, 2019 (Japanese Standard Time), Techpoint, Inc. (the “Company”) filed with the Tokyo Stock Exchange a Japanese report referred to as a “Kessan Tanshin”, which contained the Company’s financial results for the quarter ended March 31, 2019 (the “Tanshin”).

The Tanshin is substantially the same as the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, except the following supplemental information is provided:

•

In the Tanshin, the Company included a financial result forecast for the year ending December 31, 2019. These forecasted financial results remain unchanged as compared to the forecasted financial results for the year ending December 31, 2019 presented in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 14, 2019.

The following table contains the forecasted financial results for the year ending December 31, 2019 (in thousands, except for per share amounts):

Year Ending December 31,	Revenue	Gross profit	Income from operations	Income before income taxes	Net income	Non-GAAP Net Income (1)
2019	$32,745	$16,506	$2,408	$2,432	$1,900	$3,035
(1)	The forecasted non-GAAP figures exclude stock-based compensation of $1.5 million (¥161.3 million) and the relating income tax impact based on a 21.9% effective tax rate.

Year Ending December 31,	Basic EPS (1)	Diluted EPS (1)	Non-GAAP Basic EPS (1)
2019	$0.11	$0.10	$0.18
(1)	The forecasted basic and diluted EPS for the year ending December 31, 2019 was computed using a forecasted weighted average share outstanding for the year ending December 31, 2019.

•	In the Tanshin, the Company provided additional assumptions used in the Forecasted Consolidated Results of Operations for the year ending December 31, 2019.

Since the movement of our Company’s consolidated financial operation is within the scope of our forecast disclosed in Tanshin filed on February 14, 2019, we have no change in our forecast at this point.

The Company’s financial results for the first quarter of fiscal 2019 were consistent with previous guidance and impacted by a slowing China market, ongoing trade discussions between the United States and China, and seasonal factors such as Lunar New Year holidays. The Company continues to expect that approximately 36 % of revenue for fiscal 2019 will be derived in the first half of fiscal 2019. Financial results for the second quarter in fiscal 2019 are expected to increase year-over-year as compared to the second quarter in fiscal 2018. Sales are projected to recover beginning in the second half of fiscal 2019 driven primarily by sales in the automotive market. The Company expects to ship more automotive market products in the third quarter of fiscal 2019 than any other fiscal quarter in the Company’s history. As a result, the Company expects to derive approximately 30% of its total sales from the automotive market in the third quarter of fiscal 2019 as compared to 18.3% in the third quarter of fiscal 2018. The Company expects automotive market sales to increase by 75% from $1.6 million in the third quarter of fiscal 2018 to approximately $2.8 million in the third quarter of fiscal 2019. As such, the Company does not currently expect a change in its financial forecast for the full fiscal year of 2019.

Note to financial results forecast: The above estimates are based on certain assumptions made by the Company’s management as of the date hereof. These assumptions are based on management’s experience and perception of current conditions, trends, expected future developments and other factors believed to be appropriate in the circumstances. Such estimates are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company and may cause the Company’s actual results to differ materially from the above estimates. Although the Company’s management believes that these assumptions are reasonable, the Company cannot assure you that the Company’s business will develop in accordance with these estimates. Investors are cautioned not to rely on these estimates as it is highly likely that actual results will differ, perhaps materially. These risks include the risk factors detailed in the Company’s Securities and Exchange Commission filings, including the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019. The Company’s independent auditors have not compiled or been involved in the preparation of the forecasted financial results for the year ending December 31, 2019. Accordingly, they assume no responsibility for the accuracy or presentation of this information.

•	In the Tanshin, for the year ending December 31, 2019, the Company includes a dividend forecast of nil.

•

In the Tanshin, for the three months ended March 31, 2019 and 2018, the Company presents non-GAAP income from operations based on the exclusion of stock-based compensation expense and non-GAAP net income based on the exclusion of stock-based compensation expense and the relating tax impact.

The following tables contain a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures (in thousands):

Three Months Ended March 31, 2019	Income from operations	Net income
GAAP	$(710)	$(618)
Stock-based compensation expense	336	336
Adjustment for taxes (1)	—	(50)
Non-GAAP	$(374)	$(332)

(1) Adjustment for taxes based on assumed 15% effective tax rate.

Three Months Ended March 31, 2018	Income from operations	Net income
GAAP	$(64)	$473
Stock-based compensation expense	270	270
Adjustment for taxes (1)	—	(22)
Non-GAAP	$206	$721

(1) Adjustment for taxes based on assumed 8% effective tax rate.

Note to non-GAAP financial information: The Company uses non-GAAP measures of adjusted income from operations and net income, which are adjusted from results based on GAAP to exclude certain expenses. These non-GAAP financial measures may be provided to enhance the user’s overall understanding of the Company’s current financial performance and its prospects for the future. Specifically, the Company’s management believes that non-GAAP results provide useful information to the Company’s board of directors, management and investors as these non-GAAP results exclude certain expenses that management believes are not indicative of the Company’s core operating results and can be impacted by factors beyond management’s direct control, such as the Company’s trading value. These non-GAAP results are some of the primary measurements management uses to assess the Company’s performance, allocate resources and plan for future periods. Reported non-GAAP results should only be considered as supplemental to results prepared in accordance with GAAP, and not considered as a substitute for, or superior to, GAAP results. These non-GAAP measures may differ from the non-GAAP measures reported by other companies in the Company’s industry.

•

In the Tanshin, financial statements denominated in Japanese yen are disclosed as supplementary information. The numbers were translated at 110.99 Japanese yen per U.S. dollar, which was the Telegraphic Transfer Middle Rate as per MUFG Bank, Ltd. (formerly Bank of Mitsubishi UFJ) as of March 29, 2019.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The Tanshin and this Current Report include forward-looking statements that involve a number of risks and uncertainties, many of which are beyond the Company’s control. The Company’s actual results may differ from those anticipated or expressed in these forward-looking statements as a result of various factors, including those set forth in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 filed with the Securities and Exchange Commission, and the differences may be material. All statements other than statements of historical facts contained in the Tanshin and this Current Report, including statements regarding our future results of operations and financial position, strategy and plans, the anticipated growth in our automotive market products in fiscal 2019 and, in particular, in the third quarter of fiscal 2019, the timing of our sales and our expectations for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “plan,” “project,” “intend,” “expect” or the negative version of these words and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including the following:

•	fluctuations in our future financial performance, including our revenue, cost of sales and operating expenses;
•	our ability to effectively manage or sustain our growth;
•	our ability to attract and retain end-customers in our current or future target markets;
•	our ability to continue to develop new technologies and obtain and maintain intellectual property rights protecting such technologies;
•	our ability to form and expand partnerships with technology partners and consulting partners;
•	our ability to maintain, protect and enhance our intellectual property;
•	our ability to successfully defend litigation brought against us;
•	new product releases and timing;
•	anticipated trends, key factors and challenges in our business and the competition that we face;
•	our liquidity and working capital requirements;
•	our expectations regarding future expenses and investments; and
•	those other risks set forth in Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 filed with the Securities and Exchange Commission and available at www.sec.gov.

In light of these risks, uncertainties and assumptions the forward-looking events and circumstances discussed in the Tanshin and this Current Report may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Any forward-looking statement made by us in the Tanshin and this Current Report speaks only as of the date on which it is made. We disclaim any duty to update any of these forward-looking statements after the date of the Tanshin and this Current Report, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Techpoint, Inc.

Date: May 10, 2019	By:	/s/ Fumihiro Kozato
Fumihiro Kozato
President and Chief Executive Officer (Principal Executive Officer)

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